EXHIBIT 99.2
                                 ------------

                         The Class 1-A-1 Confirmation

[Logo Omitted]  Merrill Lynch


DATE:             JUNE 27, 2006
AMENDED:          JUNE 29, 2006
AMENDED:          JULY 3, 2006
AMENDED:          JULY 11, 2006
AMENDED:          JULY 12, 2006

TO: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement dated as of June 1, 2006 in respect of INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19 ("Counterparty")

ATTENTION:        TRUST ADMINISTRATION IN06AJ, SERIES 2006-AR19
TEL:
FAX:              714-247-6285

FROM:             MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS")
CONTACT:          CRUZ LIMA, OCTAVIO
EMAIL:            Octaviocruz_lima@.ml.com
TEL:              212-449-6634
FAX:              917-778-0836

RE:               CAP TRANSACTION

ML REF:           06DL13382

This communication supersedes and replaces all prior communication between the parties hereto with respect to the Transaction described below.

Dear Sir or Madam:

         The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement dated as of June 1, 2006 in respect of INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19, and Merrill Lynch Capital Services, Inc. ("MLCS") (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means MLCS, and "Party B" means DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement dated as of June 1, 2006 in respect of INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19.

         The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall govern.

         Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement dated June 1, 2006 between IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement").

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.
         Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

         (a) Non-Reliance. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction. Notwithstanding the foregoing, in the case of Party B, it has entered into this Transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

         (b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction and, in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

         (c) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which the Confirmation relates are as follows:

Notional Amount:                      With  respect to any  Calculation  Period,
                                      the USD  Notional  Amount set forth in
                                      Schedule A attached hereto.


Trade Date:                           June 16, 2006

Effective Date:                       July 25, 2006

Termination Date:                     May 25, 2011,  subject to  adjustment in
                                      accordance  with the Modified  Following
                                      Business Day Convention.



Fixed Amounts I:


Fixed Amount Payer I:                 MLCS

Fixed Amount Payer I Payment Dates:   Inapplicable

Fixed Amount I:                       Inapplicable



Floating Amounts I:


Floating Rate Payer I:                Counterparty

CAP Rate:                             9.32000000%


Floating Rate Payer I
Payment Dates: One Business Day prior to the 25th day of each month in each year, commencing on August 25, 2006 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention.



Period End Dates:                     The 25th  day of each  month in each
                                      year,  commencing  on  August  25,  2006
                                      and ending on the Termination Date,
                                      inclusive, not subject to adjustment


Floating Rate Option:                 USD-LIBOR-BBA

Designated Maturity:                  One Month

Spread:                               Inapplicable


Floating Rate Payer :
Day Count Fraction:                   Actual/360


Reset Dates:                          The first day of each Floating Rate Payer
                                      Calculation Period

Rate Cut-Off Dates:                   Inapplicable

Averaging:                            Inapplicable

Compounding:                          Inapplicable

Business Days:                        New York

Fixed Amounts II:


Fixed Amount Payer II:                Counterparty

Fixed Amount II Payment Date:         June 29, 2006


Fixed Amount II:                      USD 345,000.00


Floating Amounts II:


Floating Rate Payer II:               MLCS

CAP Rate:                             As indicated in Schedule B attached hereto



Floating Rate Payer
Payment Date: One Business Day prior to the 25th day of each month in each year, commencing on August 25, 2006 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention.



Period End Dates:                     The 25th  day of each  month in each
                                      year,  commencing  on  August  25,  2006
                                      and ending on the Termination Date,
                                      inclusive, not subject to adjustment



Floating Rate Option:                 USD-LIBOR-BBA

Designated Maturity:                  One Month

Spread:                               Inapplicable


Floating Rate Payer :
Day Count Fraction:                   Actual/360

Reset Dates:                          The first day of each Floating Rate Payer
                                      Calculation Period

Rate Cut-Off Dates:                   Inapplicable

Averaging:                            Inapplicable

Compounding:                          Inapplicable

Business Days:                        New York


3.   Form Master Agreement.

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.
     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.
     (c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.
     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.
     (e) The "Automatic Early Termination" provisions of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.
     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).
     (g) The phrase "Termination Currency" means United States Dollars.
     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.
     (i) The Events of Default specified under Sections 5(a)(ii), 5(a)(iv), 5(a)(v), 5(a)(vi) will not apply to Party A or to Party B. With respect to Party B only, the provisions of Section 5(a)(iii) and 5(a)(vii) clause 2 will not be applicable.
     (j) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments will be made without Set-off (as defined in Section 14 of the Form Master Agreement) or counterclaim.

4.       Recording of Conversations.

         Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.       Credit Support Document.

         In relation to Party A:      Guarantee of Merrill Lynch & Co., Inc.
                                      ("ML&Co")

         In relation to Party B:      Not Applicable

6.       Credit Support Provider.

         In relation to Party A:      ML&Co

         In relation to Party B:      Not Applicable

7.       Account Details.

         USD payments to Party A:                 DEUTSCHE BANK TRUST COMPANY
                                                  AMERICAS, NEW YORK,NY:
                                                  021001033)
                                                  FAO: MERRILL LYNCH CAPITAL
                                                  SERVICES, INC., NEW YORK,NY
                                                  Acct: 00-811-874

         USD payments to Party B:                 Deutsche  Bank  Trust
                                                  Co-Americas,  New  York,
                                                  NY 10006 - ABA-021-001-033 -
                                                  Account:  01419663 -
                                                  Name:  NYLTD  Funds
                                                  Control - Stars West  -
                                                  Re: IN06AJ CAP



8.       Offices.

         The Office of Party A for this Transaction is:       New York


9.       Additional Provisions.

         (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no further payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a), excluding Section 5(a)(vii), of the Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and (ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in Section 5(b)(i) of the Form Master Agreement with respect to Y as the Affected Party.

         (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days with respect to either Party A or Party A's Credit Support Provider such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party A shall immediately, at its own cost, post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured ratings of Party A or its Credit Support Provider cease to be at least A-1 by Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's") and at least A and F1 by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. Notwithstanding the foregoing, in the event the long-term senior unsecured ratings of Party A or its Credit Support Provider cease to be at least BBB- by S&P, to the extent such obligations are rated by S&P, Party A shall, within 10 Business Days of such occurrence, transfer (at its own cost) its rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition.

10.      Additional Termination Event.

         The failure by Party A to post Eligible Collateral in accordance with
Section 9(b) hereof or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

11.      Waiver of Right to Trial by Jury.

         EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12.      Eligible Contract Participant.

         Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13. Notice by Facsimile Transmission.

         Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.      Representations.

         Party B represents that: (a) it is directed pursuant to the Pooling and Servicing Agreement to enter into this Transaction (including the Form Master Agreement) and to perform its obligations hereunder (and thereunder);
(b) the Transaction and the performance of its obligations hereunder (and under the Form Master Agreement) do not violate any material obligation of such Party; (c) as of the date hereof, all conditions precedent to the issuance of the Certificates have been satisfied or waived; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party constitutes the legal, valid and binding obligations of Party B, enforceable against Party B in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to the best of its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

15.      Multibranch Party.

         For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is not a Multibranch Party; and (b) Party B is not a Multibranch Party.

16.      Other Provisions.

         (a) Calculation Agent. If applicable, the Calculation Agent is Party A.

         (b) Addresses for notices.


         With respect to Party A:

                      Address:      Merrill Lynch World Headquarters
                                    4 World Financial Center, 18th Floor
                                    New York, New York 10080
                                    Attention:       Swap Group
                                    Facsimile No.: 917-778-0836
                                    Telephone No.: 212 449-2467

                                    (For all purposes)

         Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

                                    GMI Counsel
                                    Merrill Lynch World Headquarters
                                    4 World Financial Center, 12th Floor
                                    New York, New York 10080
                                    Attention: Swaps Legal
                                    Facsimile No.: 212 449 6993

         With respect to Party B:

                      Address: Deutsche Bank Trust Company Americas 1761 East St. Andrew Place
                                    Santa Ana, California 92705-4934

                      Attention:    Trust Administration IN06AJ


                                    (For all purposes)

         (c) For the purpose of Section 13(c) of the Form Master Agreement:
(i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

         (d) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

         (e) Party A may assign or transfer its rights and obligations hereunder to any entity so long as the Rating Agency Condition is satisfied. This Transaction shall not be amended or modified pursuant to Section 9(b) of the Form Master Agreement unless the Rating Agency Condition is satisfied.

         (f) Payer Representations. For the purpose of Section 3(e) of the Form Master Agreement, Party A and Party B make the following representation:

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (g) Payee Representations. For the purpose of Section 3(f) of the Form Master Agreement, Party A and Party B make the following representations:

         The following representation applies to Party A: Party A is a corporation organized under the laws of the State of Delaware.

         (h) For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement, each Party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:-

   Party Required
     to deliver                   Form/Document/                         Date by which
      Document                     Certificate                          to be Delivered
===============================================================================================
Party B.                 An executed U.S. Internal Revenue        (i) Before the first
                         Service Form W-9 (or any successor       Payment Date hereunder,
                         thereto)                                 (ii) promptly upon reasonable
                                                                  demand by Party A and (iii)
                                                                  promptly upon learning that
                                                                  any such form previously
                                                                  provided to Party A has
                                                                  become obsolete or incorrect.
-----------------------------------------------------------------------------------------------


(b) Other documents to be delivered are:

------------------------------------------------------------------------------------------------------------------
        Party Required                                                                                Covered by
          to deliver                     Form/Document/                    Date by which             Section 3(d)
           Document                       Certificate                     to be Delivered           Representation
==================================================================================================================
Party A and Party B.           Incumbency certificate or other          Concurrently with the             Yes.
                               documents evidencing the authority of    execution of this
                               the party entering into this agreement   agreement or of any
                               or any other document executed in        other documents
                               connection with this agreement.          executed in connection
                                                                        with this agreement.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        Party Required                                                                                Covered by
          to deliver                     Form/Document/                    Date by which             Section 3(d)
           Document                       Certificate                     to be Delivered           Representation
==================================================================================================================
Party B.                       Copy of each report delivered under      Upon request.                     Yes.
                               the Pooling and Servicing Agreement
                               and/or any other Transaction Document.
------------------------------------------------------------------------------------------------------------------
Party A                        Legal opinion from counsel for such      Concurrently with the             No.
                               party concerning due authorization,      execution of this
                               enforceability and related matters,      agreement, or with
                               addressed to the other party and         respect to Party A,
                               acceptable to the other party.           within 2 New York Business
                                                                        Days of the execution of
                                                                        this agreement.
------------------------------------------------------------------------------------------------------------------
Party A                        Credit Support Document specified in     Concurrently with the              No.
                               Section 6 above, such Credit Support     execution of this
                               Document being duly executed if          agreement.
                               required.
------------------------------------------------------------------------------------------------------------------
Party A                        An opinion of counsel with respect to    Within 2 New York                  No.
                               Party A's Credit Support Provider in a   Business Days of the
                               form acceptable to Party B.              execution of this
                                                                        agreement.
------------------------------------------------------------------------------------------------------------------
Party A and Party B            Certified copies of all corporate,       Upon execution and                 Yes.
                               partnership, trust or membership         delivery of this
                               authorizations, as the case may be,      agreement.
                               and any other documents with respect
                               to the execution, delivery and
                               performance of this agreement and any
                               Credit Support Document.
------------------------------------------------------------------------------------------------------------------

(i) "Affiliate" will have the meaning specified in Section 14 of the Form Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

(j) Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all Certificates (as such term is defined in the Pooling Servicing Agreement) issued by Party B pursuant to the Pooling and Servicing Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced. This provision shall remain effective following the scheduled or early termination of this Transaction.

(k) It is expressly understood and agreed by the parties hereto that (i) this confirmation is executed and delivered by DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement dated as of June 1, 2006 in respect of INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19. ("Trustee"), (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Trustee but is made and intended for the purpose of binding only Party B, (iii) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Trustee from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (iv) under no circumstances shall Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any other related documents.

(l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

         The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

     (m) Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of INDYMAC MORTGAGE LOAN TRUST 2006-AR19 hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against INDYMAC MORTGAGE LOAN TRUST 2006-AR19 for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

     (n) Compliance with Regulation AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of June 29, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and Party A shall be incorporated by reference into this Agreement so that Party A shall be an express third party beneficiary of the Regulation AB Agreement. A copy the Regulation AB Agreement is attached hereto as Exhibit A.

Please confirm that the foregoing correctly sets the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.



By: /s/ Angelina Lopes
    ------------------
Authorized Signatory


Accepted and confirmed as of the Trade Date written above:

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement dated as of June 1, 2006 in respect of INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19

By: /s/ Jennifer Hermansader
Authorized Signatory
Name: Jennifer Hermansader
Title:  Associate

                                  Schedule A

                               * To and          USD Notional
  *From and including         including             Amount
       6/30/2006              7/25/2006               --
       7/26/2006              8/25/2006         97,416,545.55
       8/26/2006              9/25/2006         94,894,454.50
       9/26/2006              10/25/2006        92,432,297.13
      10/26/2006              11/25/2006        90,028,650.85
      11/26/2006              12/25/2006        87,682,126.82
      12/26/2006              1/25/2007         85,391,369.16
       1/26/2007              2/25/2007         83,155,054.16
       2/26/2007              3/25/2007         80,971,889.52
       3/26/2007              4/25/2007         78,840,613.60
       4/26/2007              5/25/2007         76,759,994.69
       5/26/2007              6/25/2007         74,728,830.31
       6/26/2007              7/25/2007         72,745,946.53
       7/26/2007              8/25/2007         70,810,197.25
       8/26/2007              9/25/2007         68,920,463.58
       9/26/2007              10/25/2007        67,075,653.19
      10/26/2007              11/25/2007        65,274,699.63
      11/26/2007              12/25/2007        63,516,561.81
      12/26/2007              1/25/2008         61,800,223.32
       1/26/2008              2/25/2008         60,124,691.85
       2/26/2008              3/25/2008         58,488,998.67
       3/26/2008              4/25/2008         56,892,198.03
       4/26/2008              5/25/2008         55,333,366.61
       5/26/2008              6/25/2008         53,811,603.02
       6/26/2008              7/25/2008         52,326,027.25
       7/26/2008              8/25/2008         50,875,734.24
       8/26/2008              9/25/2008         49,459,933.51
       9/26/2008              10/25/2008        48,077,806.16
      10/26/2008              11/25/2008        46,728,552.74
      11/26/2008              12/25/2008        45,411,392.73
      12/26/2008              1/25/2009         44,228,255.51
       1/26/2009              2/25/2009         43,074,467.69
       2/26/2009              3/25/2009         41,949,317.65
       3/26/2009              4/25/2009         40,852,110.83
       4/26/2009              5/25/2009         39,782,169.32
       5/26/2009              6/25/2009         38,738,831.48
       6/26/2009              7/25/2009         37,721,451.53
       7/26/2009              8/25/2009         36,823,800.95
       8/26/2009              9/25/2009         35,947,487.76

                               * To and          USD Notional
  *From and including         including             Amount
       9/26/2009              10/25/2009        35,092,005.19
      10/26/2009              11/25/2009        34,256,858.51
      11/26/2009              12/25/2009        33,441,564.71
      12/26/2009              1/25/2010         32,645,652.26
       1/26/2010              2/25/2010         31,868,660.82
       2/26/2010              3/25/2010         31,110,140.98
       3/26/2010              4/25/2010         30,369,653.98
       4/26/2010              5/25/2010         29,646,771.49
       5/26/2010              6/25/2010         28,941,075.36
       6/26/2010              7/25/2010         28,252,157.33
       7/26/2010              8/25/2010         27,579,618.87
       8/26/2010              9/25/2010         26,923,070.88
       9/26/2010              10/25/2010        26,282,133.51
      10/26/2010              11/25/2010        25,656,435.93
      11/26/2010              12/25/2010        25,045,616.11
      12/26/2010              1/25/2011         24,449,320.61
       1/26/2011              2/25/2011         23,867,204.39
       2/26/2011              3/25/2011         23,298,623.93
       3/26/2011              4/25/2011         22,743,614.51
       4/26/2011              5/25/2011         22,201,775.91

   *All above referenced dates shall not be subject to
                       adjustment

                            Schedule B

                                                    CAP  Rate
*From and including     * To and including             (%)
     6/30/2006               7/25/2006                  N/A
     7/26/2006               8/25/2006                6.114
     8/26/2006               9/25/2006                6.114
     9/26/2006               10/25/2006               6.323
     10/26/2006              11/25/2006               6.114
     11/26/2006              12/25/2006               6.323
     12/26/2006              1/25/2007                6.114
     1/26/2007               2/25/2007                6.113
     2/26/2007               3/25/2007                6.788
     3/26/2007               4/25/2007                6.113
     4/26/2007               5/25/2007                6.323
     5/26/2007               6/25/2007                6.113
     6/26/2007               7/25/2007                6.323
     7/26/2007               8/25/2007                6.113
     8/26/2007               9/25/2007                6.113
     9/26/2007               10/25/2007               6.323
     10/26/2007              11/25/2007               6.113
     11/26/2007              12/25/2007               6.323
     12/26/2007              1/25/2008                6.113
     1/26/2008               2/25/2008                6.113
     2/26/2008               3/25/2008                6.547
     3/26/2008               4/25/2008                6.113
     4/26/2008               5/25/2008                6.323
     5/26/2008               6/25/2008                6.113
     6/26/2008               7/25/2008                6.323
     7/26/2008               8/25/2008                6.113
     8/26/2008               9/25/2008                6.113
     9/26/2008               10/25/2008               6.323
     10/26/2008              11/25/2008               6.113
     11/26/2008              12/25/2008               6.323
     12/26/2008              1/25/2009                6.113
     1/26/2009               2/25/2009                6.113
     2/26/2009               3/25/2009                6.788
     3/26/2009               4/25/2009                6.113
     4/26/2009               5/25/2009                6.323
     5/26/2009               6/25/2009                6.113
     6/26/2009               7/25/2009                6.323
     7/26/2009               8/25/2009                6.113
     8/26/2009               9/25/2009                6.113

                                                    CAP  Rate
*From and including     * To and including             (%)
     9/26/2009               10/25/2009               6.323
     10/26/2009              11/25/2009               6.113
     11/26/2009              12/25/2009               6.323
     12/26/2009              1/25/2010                6.113
     1/26/2010               2/25/2010                6.113
     2/26/2010               3/25/2010                6.787
     3/26/2010               4/25/2010                6.113
     4/26/2010               5/25/2010                6.323
     5/26/2010               6/25/2010                6.113
     6/26/2010               7/25/2010                6.323
     7/26/2010               8/25/2010                6.113
     8/26/2010               9/25/2010                6.113
     9/26/2010               10/25/2010               6.323
     10/26/2010              11/25/2010               6.113
     11/26/2010              12/25/2010               6.323
     12/26/2010              1/25/2011                6.113
     1/26/2011               2/25/2011                6.131
     2/26/2011               3/25/2011                6.831
     3/26/2011               4/25/2011                6.221
     4/26/2011               5/25/2011                6.537